                                                                     EXHIBIT 4.1

NUMBER                                                         SHARES
       ---------                                                      ----------

INCORPORATED UNDER THE LAWS OF THE                             CUSIP 918779109
STATE OF COLORADO

                            [VAIL BANKS, INC. LOGO]

                               VAIL BANKS, INC.



   This certifies that
                         ----------------------------------------------------

is the owner of
               --------------------------------------------------------------

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $1.00 EACH OF Vail Banks, Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and registered by the Registrar.


                                Countersigned and registered:
                                By: AMERICAN SECURITIES TRANSFER AND TRUST, INC. Transfer Agent and Registrar

   Witness the facsimile seal of the Corporation and the signatures of its duly authorized officers.


Dated:

             [FORM OF VAIL BANKS CORPORATE SEAL]

                                     Authorized Signature

/s/ Lisa M. Dillon                    /s/ Kirk S. Colburn
--------------------------           ------------------------------
PRESIDENT AND                         SECRETARY
CHIEF EXECUTIVE OFFICER


                               VAIL BANKS, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF GIFT MIN ACT -            Custodian
TEN ENT - as tenants by the entireties                             ---------            --------
JT TEN  - as joint tenants with right of                             (Cust)              (Minor)
          survivorship and not as tenants                          under Uniform Gifts to Minors
          in common                                                Act
                                                                      --------------------------
                                                                              (State)

   Additional abbreviations may also be used though not in the above list.

   For Value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------------------

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________________________________________________________________________________
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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________


                                     Shares of Capital Stock
-------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                  Attorney to transfer the said
--------------------------------------------------
stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      --------------------



                          ------------------------------------------------------
                  NOTICE: THIS SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                          WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                         ------------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

Vail Banks, Inc. is authorized to issue different classes of shares and different series within classes of shares. Upon written request, Vail Banks, Inc. will furnish without charge to the registered owner of the shares represented by this Certificate summaries of the designations, preferences, limitations and relative rights applicable to each class and series and the authority of the Board of Directors to determine variations for future classes or series.